Gartner to Acquire CEB Creating the Leading Global Research and Advisory Company Serving All Major Functions in the Enterprise 5 January 2017 Exhibit 99.5

Gartner + CEB: Right Opportunity at the Right Time WHAT WAS ANNOUNCED? Gartner to acquire CEB in a cash and stock deal valued at $2.6 billion, net of debt CREATING THE LEADING GLOBAL RESEARCH AND ADVISORY COMPANY SERVING ALL MAJOR FUNCTIONS IN THE ENTERPRISE With the addition of CEB, Gartner will become the leading global research and advisory company serving all major functions in the enterprise with significantly enhanced capabilities to accelerate our growth ATTRACTIVE OPPORTUNITY TO CREATE VALUE FOR STAKEHOLDERS OF BOTH COMPANIES Members and clients to benefit from combined company’s enhanced ability to deliver value through the most comprehensive research and advisory services in our industry Shareholders to benefit from long-term financial growth and stability, including double-digit revenue, earnings and free cash flow growth, and a strong balance sheet and liquidity profile Associates to benefit from expanded career opportunities as part of a larger, strong organization Joining Gartner immediately accelerates priorities in the growth plan that CLT has shared. We will more quickly achieve scale in our key markets and – as part of a broader platform -- accelerate growth of our strongest offerings. We’ll also boost our ability to get in front of our customers for meaningful service and commercial interactions and continue to broaden our demand generation toolset

A Clear and Compelling Strategic Rationale Accelerates CEB’s growth by leveraging Gartner’s proven practices and global scale Highly complementary combination with enhanced capabilities Attractive and aligned business model fundamentals Delivers attractive short- and long-term financial benefits Significantly expands market opportunity to enhance long-term growth

Gartner: The World’s Leading Information Technology Research & Advisory Company For more than 35 years, Gartner has leveraged its independent research on IT, supply chain and marketing to provide actionable advice to help clients succeed in their mission critical priorities Gartner’s proprietary research, insight and advice is delivered to clients via syndicated research reports, interactions with analysts, consulting engagements and events Extraordinary business model: Predictable, attractive, cash generative business model Clients diversified across geography, industry and client size Track record of consistent double-digit growth Vast, growing and untapped market opportunity $2.4B LTM Revenue $449M LTM Adjusted EBITDA $344m LTM Free Cash Flow 9,000 associates 1,800+ research analysts and consultants 90+ countries 11,000+ global enterprises Revenue by Segment and Geography - 2015 12% Events 15% Consulting 73% Research

Gartner’s Proven Track Record of Success

v Analyst-driven, syndicated research and advisory services Best practice and talent management insights Delivering a comprehensive and differentiated suite of advisory services IT, Marketing and Supply Chain Human Resources, Sales, Finance and Legal Aligned to the mission-critical priorities of virtually all functional business leaders across every industry and size of enterprise worldwide Extensive market presence from Fortune 500 to the smallest businesses around the world Deep relationships with Fortune 500 and Fortune 2000 Expanding CEB existing offering into the mid-size enterprise segment Proven ability to operate on a global scale, track record of success and consistent double-digit growth Recurring revenue streams from products and services highly valued by clients Targeting double-digit contract value growth for CEB by the third full year after closing + + + + Highly Complementary Businesses Serving Decision Makers Across the Globe

A Global Business with Enhanced Scale and Broader Expertise to Serve Enterprises Across All Sizes & Industries 1 Pro forma results for LTM ended September 30, 2016 100+ countries 13,000+ Associates $3.3B Adjusted Revenue $693M Adjusted EBITDA $463M Free Cash Flow Expanded Market Opportunity Combined Company Snapshot1 Legal Human Resources Finance Sales Information Technology Marketing Supply Chain

Significantly Expanded Market Opportunity Global Enterprise (>$5B revenue; >10,000 associates) Large Enterprise ($1-5B revenue; >1,000 associates) Supply Chain Marketing Information Technology Human Resources Sales Finance Legal Midsize Enterprise ($50M-1B revenue; 100-999 associates) Major Functions New Research & Advisory Services / Accelerate CEB Offerings Research & Advisory Best Practice & Talent Management Insights

Source: Full year 2015 Company filings, Company management 1 CEB Segment 2015 Annual Revenue breakdown based on ACV as a proxy; excludes Talent Management Revenue Breakdown by Geography (Version 2) Leveraging Gartner’s Global Footprint and Market Reach Opportunity to distribute CEB products and services into new regions and markets North America International North America International Segment Revenue1 Revenue

Stages of the Integration Process Announcement: January 5, 2017 Close Estimated: 1H 2017 Integration Planning Integration Execution Ongoing Integration First 100 Days 2-3 Years BUSINESS AS USUAL FOR Gartner & CEB DON’T BREAK ANYTHING Focus on ‘Business As Usual’ Establish joint integration team and plan for each major function/capability (e.g. retention, new business, recruiting, new products, etc.) Develop Master Plan with critical dependencies, then iterate Create proactive communications campaign POST-CLOSE IMPLEMENTATION Combine organizations and continue communication to all constituencies Drive toward major milestones in each function Accelerate and track results, celebrate successes Create cadence throughout integrated organization around critical, well-understood milestones Execute implementation plan to drive long term double digit growth ONGOING

Together, Gartner and CEB will provide a comprehensive and differentiated suite of advisory services aligned to the mission-critical priorities of virtually all functional business leaders across every industry and size of enterprise worldwide to help clients make the right decisions with confidence. Gartner and CEB offerings will continue to be offered separately. We will also develop new products and will share more information once available. Until the transaction closes, Gartner and CEB will remain separate, independent companies. As such, there will be no changes to how we operate or conduct business. We will continue to provide you with the same exceptional levels of service and commitment to excellence that you’ve come to expect from CEB. Given the complementary nature of our businesses and our shared commitment to outstanding service, we anticipate a seamless integration for our members and clients. Existing contracts will continue to be honored in accordance with their terms and all business will continue in normal course and all of your CEB contacts will remain the same. What This Means for CEB Members and Clients:

This acquisition will benefit our staff members through the new growth and development opportunities as part of a larger, stronger and growing company Remember that until the transaction closes, Gartner and CEB will remain separate, independent companies. As such, there will be no immediate changes to how we operate or conduct business. Beyond that, it is business as usual. The most important thing you can do is remain focused on our members and clients and the relentless execution of our day-to-day priorities Gartner has tremendous respect for CEB and the business we have built. They will seek to leverage the best of both Gartner and CEB to build an even stronger company. Keep in mind that it is still early in the process and there are many details left to be determined What This Means for CEB Staff Members:

Between Announcement and Close Gartner and CEB remain independent companies CEB cannot integrate with Gartner prior to receiving antitrust approval Gartner and CEB will create a joint integration team with representatives from each company across a range of functions to begin high-level planning Therefore, DO: Focus on serving our members and clients Look for opportunities to learn more about the vision for Gartner + CEB Share questions at CEB360@cebglobal.com But, DO NOT: Reach out to your counterpart at Gartner or attempt to start coordinating with their teams Lose focus on existing priorities and organizational goals

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “will be,” “will,” “expects,” “expected,” “intends,” “continue,” or similar expressions, and include the assumptions that underlie such statements. These forward-looking statements include statements about future financial and operating results; benefits of the transaction to customers, stockholders and employees; potential synergies and cost savings; the ability of the combined company to drive growth and expand client relationships; the financing of the transaction and other statements regarding the proposed transaction. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including but not limited to:

•	failure of the Company’s stockholders to adopt the Merger Agreement or that the companies will otherwise be unable to consummate the Merger on the terms set forth in the Merger Agreement;

•	the risk that the financing for the merger consideration will not be obtained;

•	the risk that the businesses will not be integrated successfully;

•	the risk that synergies will not be realized or realized to the extent anticipated;

•	uncertainty as to the market value of the non-cash portion of the merger consideration to be paid in the Merger;

•	the risk that required governmental approvals of the Merger will not be obtained;

•	the risk that, following this transaction, Gartner will not realize on its financing or operating strategies;

•	litigation in respect of either company or the Merger; and

•	disruption from the Merger making it more difficult to maintain certain strategic relationships.

The forward-looking statements contained in this Current Report are also subject to other risks and uncertainties, including those more fully described in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 29, 2016. The forward-looking statements in this Current Report are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

This communication is being made in respect of a proposed business combination involving Gartner and the Company. In connection with the proposed transaction, Gartner will file with the SEC a Registration Statement on Form S-4 that includes the preliminary proxy statement of the Company and that will also constitute a prospectus of Gartner. The information in the preliminary proxy statement/prospectus is not complete and may be changed. Gartner may not issue the common stock referenced in the proxy statement/prospectus until the Registration Statement on Form S-4 filed with the SEC becomes effective. The preliminary proxy statement/prospectus, this Current Report on Form 8-K and any related communication are not offers to sell Gartner securities, are not soliciting an offer to buy Gartner securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval. The definitive proxy statement/prospectus will be mailed to stockholders of the Company.

GARTNER AND THE COMPANY URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Gartner (when they become available) may be obtained free of charge on Gartner’s website at www.gartner.com or by directing a written request to Gartner, Inc., Investor Relations, 56 Top Gallant Road Stamford, CT 06902-7747. Copies of documents filed with the SEC by the Company (when they become available) may be obtained free of charge on the Company’s website at www.cebglobal.com or by directing a written request to the Company care of Investor Relations, 1919 North Lynn Street, Arlington, VA 22209.

Participants in the Merger Solicitation

Each of Gartner, the Company and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the proposed transaction is set forth in the proxy statement/prospectus described above filed with the SEC. Additional information regarding Gartner’s executive officers and directors is included in Gartner’s definitive proxy statement, which was filed with the SEC on April 11, 2016. Additional information regarding the Company’s executive officers and directors is included in the Company’s definitive proxy statement, which was filed with the SEC on April 29, 2016. You can obtain free copies of these documents using the information in the paragraph immediately above.